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                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


          WHEREAS, the undersigned officers and directors of ITXC Corp. ("ITXC") desire to authorize Tom Evslin, John G. Musci and Edward B. Jordan to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registration statement described below, including all amendments and supplements thereto,

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Tom Evslin, John G. Musci and Edward B. Jordan , and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign the registrant's Registration Statement on Form S-1 pertaining to the registration of the Common Stock, par value $.001 per share, of ITXC in connection with ITXC's proposed initial public offering, including any and all amendments and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
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          IN WITNESS WHEREOF, the undersigned have executed this power of
attorney in the following capacities as of the      day of June, 1999.
                                              ------

Signature                                     Title
---------                                     -----

/s/ Tom Evslin                                Chairman, President and
-------------------------------------         Chief Executive Officer
Tom Evslin


/s/ John G. Musci                             Director
-------------------------------------
John G. Musci


/s/ Edward B. Jordan                          Chief Financial and Accounting
-------------------------------------         Officer and Director
Edward B. Jordan


/s/ William P. Collatos                       Director
-------------------------------------
William P. Collatos


/s/ Elon A. Ganor                             Director
-------------------------------------
Elon A. Ganor


/s/ Frederick R. Wilson                       Director
-------------------------------------
Frederick R. Wilson

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